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                                                                    EXHIBIT 10.7

                                 SEMINIS, INC.
                         SEMINIS VEGETABLE SEEDS, INC.

                   SECURITY AGREEMENT RE: ACCOUNTS, INVENTORY
                             AND GENERAL INTANGIBLES


         This Security Agreement Re: Accounts, Inventory and General Intangibles (the "Agreement") is dated as of June 29, 2000, by and among Seminis, Inc., a Delaware corporation (the "Company"), and the other parties executing this Agreement under the heading "Debtors" (the Company and such other parties being hereinafter referred to collectively as the "Debtors" and individually as a "Debtor"), each with its mailing address as set forth on its signature page hereto, and Harris Trust and Savings Bank, an Illinois banking corporation ("Harris"), with its mailing address at 111 West Monroe Street, P.O. Box 755, Chicago, Illinois 60690, acting as agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent");


                             PRELIMINARY STATEMENTS

          A. The Company, Seminis Vegetable Seeds, Inc., a California corporation ("SVS"), SVS Holland B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with the Company and SVS, individually a "Borrower" and collectively the "Borrowers"), and Harris, individually and as agent, have entered into a Credit Agreement dated as of June 28, 1999 (such Credit Agreement as the same has been and hereafter may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which Harris and other lenders which are and from time to time become party to the Credit Agreement (Harris and such other lenders which are and from time to time hereafter become party to the Credit Agreement being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers.

          B. The Borrowers may from time to time enter into one or more Interest Rate Protection Agreements with one or more of the Lenders party to the Credit Agreement for the purpose of hedging or otherwise protecting the Borrowers against changes in interest rates applicable to Term Loans under the Credit Agreement (the liability of the Borrowers in respect of such agreements with such Lenders being hereinafter referred to as the "Hedging Liability").

          C. As a condition to extending credit to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that each Debtor grant to the Agent a lien on and security interest in the personal property of such Debtor described herein subject to the terms and conditions hereof.

          D. The Company owns, directly or indirectly, all or substantially all of the equity interests in each other Debtor and the Company provides each other Debtor with financial,

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management, administrative, and technical support which enables such Debtor to conduct its business in an orderly and efficient manner in the ordinary course.

          E. Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

          NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

          Section 2. Grant of Security Interest in the Collateral; Obligations Secured. (a) Each Debtor hereby grants to the Agent for the benefit of itself and the other Lenders a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of itself and the other Lenders a continuing lien on and security interest in, and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

                   (i) Receivables. All Receivables, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which such Debtor now has or hereafter acquires any rights and any and all instruments, notes, drafts, acceptances, documents and chattel evidencing any Receivables of such Debtor, and all contract rights of such Debtor arising from or relating to any of the foregoing (the term "Receivables" means and includes all accounts, accounts receivable, and any other right of such Debtor to payment for goods sold or leased or for services rendered, whether or not earned by performance, and all other forms of obligations owing to such Debtor, and all of such Debtor's rights to any merchandise or other goods (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing);

                  (ii) General Intangibles. All General Intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "General Intangibles" means and includes all general intangibles, all patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade styles, trade names, copyrights, copyright registrations, copyright licenses and other licenses and similar intangibles, all customer, client and supplier lists (in whatever form maintained), all rights in leases and other

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         agreements relating to real or personal property, all causes of action and tax refunds of every kind and nature, all privileges, franchises, immunities, licenses, permits and similar intangibles, all rights to receive payments in connection with the termination of any pension plan or employee stock ownership plan or trust established for the benefit of employees of such Debtor);

                 (iii) Inventory. All Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term "Inventory" means and includes all inventory and other goods which are held for sale or lease or are to be furnished under contracts of service or consumed in such Debtor's business, all goods which are raw materials, work-in-process, finished goods, materials or supplies of every kind and nature, in each case used or usable in connection with the acquisition, manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods, and any constituents or ingredients thereof, and all goods which are returned or repossessed goods);

                  (iv) Records. All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

                   (v) Accessions and Additions. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

                   (vi) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "Collateral". All terms which are used herein which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

         (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (i) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Agent and the Lenders, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrowers heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrowers to reimburse the Agent and the Lenders for the amount of all drawings on all L/Cs issued for the account of the Borrowers pursuant to the Credit Agreement, and all other obligations of the Borrowers


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under any and all applications for L/Cs, and any and all liability of the
Debtors, and of any of them individually, arising under or in connection with or otherwise evidenced by agreements with any one or more of the Lenders with respect to any Hedging Liability, and any and all liability of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) subject to
Section 12.8 of the Credit Agreement, any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent and the Lenders, and any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor (other than the Company to which this limitation shall not apply) under this Agreement shall not exceed $1.00 less than the amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

          Section 3. Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represent and warrant to, the Agent and the Lenders that:

                   (a) Each Debtor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, is the sole and lawful owner of the Collateral granted by it hereunder and has the power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. Each Debtor's Federal tax identification number is set forth under its name on Schedule A.

                   (b) As of the date of this Agreement, (i) each Debtor's respective chief executive office is at the location listed on Schedule A attached hereto opposite such Debtor's name; and (ii) such Debtor has no other executive offices or places of business other than those listed on Schedule A attached hereto opposite such Debtor's name. The Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at the locations listed on Schedule A attached hereto opposite such Debtor's name (such locations, together with any locations as to which a Debtor has given the Agent notice pursuant to the following sentence, are referred to collectively for each Debtor as the "Permitted Collateral Locations"), except as to any Collateral sold or otherwise disposed of in accordance with this Agreement and Section 7.11 of the Credit Agreement. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified on Schedule A or permit any Collateral to be located at a location other than a Permitted Collateral Location, except as to any Collateral sold or otherwise disposed of in accordance with this Agreement and Section 7.11 of the Credit Agreement, in each case without first providing the Agent 30 days' prior written notice of the Debtor's intent to do so; provided


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         that each Debtor shall at all times maintain its chief executive office and places of business and Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect.

                   (c) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the lien and security interest of the Agent therein and other Liens permitted by Sections 7.9(a), (e), (f) and (k) of the Credit Agreement (herein, the "Permitted Encumbrances"). Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral materially adverse to the Agent or any Lender.

                   (d) Each Debtor will promptly pay when due all material taxes, assessments and governmental charges and levies upon or against it or its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which preclude interference with the operation of its business in the ordinary course and such Debtor shall have established adequate reserves therefor.

                   (e) Each Debtor agrees it will not waste or destroy the Collateral or any material part thereof and will not be negligent in the care or use of any Collateral. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement, which violation could reasonably be expected to have a material adverse effect on the financial condition or the results of operations of the Company and its Subsidiaries taken as a whole. Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral where the failure to do so could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole, it being understood and agreed that the Agent and the Lenders have no responsibility to perform such obligations.

                   (f) Subject to Sections 4(b), 5(a), 6(b) and 6(c) hereof, each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

                   (g) Each Debtor will insure its Collateral which is insurable against such risks as is usually carried by companies engaged in similar business and owning similar Properties in the same general areas in which such Debtor operates and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent and the Lenders as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the

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         Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any material part thereof, the relevant Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any material loss, damage to or destruction of the Collateral or any material part thereof, the relevant Debtor may, in its sole discretion, apply the insurance proceeds, if any, received on account of such damage or destruction to repair or replace the Collateral so lost, damaged or destroyed. In the event any Debtor shall receive any proceeds of such insurance after an Event of Default shall have occurred and be continuing such Debtor will immediately pay over such proceeds to the Agent, and in the event the Agent shall receive any proceeds of such insurance at any time when no Event of Default is in existence the Agent will immediately pay over such proceeds to the relevant Debtor. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Insurance proceeds received by the Agent under any policy or policies of insurance covering the Collateral or any part thereof at any time prior to the occurrence of an Event of Default shall be released to the relevant Debtor. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof after the occurrence and during the continuation of an Event of Default shall be applied to the reduction of the Obligations (whether or not then due).

                   UNLESS THE DEBTORS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE DEBTORS' EXPENSE TO PROTECT THE AGENT'S INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY DEBTOR'S INTERESTS IN THE COLLATERAL. THE COVERAGE PURCHASED BY THE AGENT MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST SUCH DEBTOR IN CONNECTION WITH THE COLLATERAL. THE DEBTORS MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE DEBTORS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT THE AGENT MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE OBLIGATIONS SECURED HEREBY. THE COSTS OF THE


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         INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE
         ABLE TO OBTAIN ON THEIR OWN.

                   (h) If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests during the existence of an Event of Default, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. Each Debtor will, upon request of the Agent during the existence of an Event of Default, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Agent and its representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Agent or its representatives may seek to verify. As to any premises not owned by a Debtor wherein the Collateral having an aggregate value in excess of $5,000,000 is located, if any, such Debtor shall, upon the Agent's request, use reasonable efforts to cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent and otherwise in form and substance reasonably acceptable to the Agent.

                   (i) During the existence of an Event of Default (i) upon the Agent's reasonable request, each Debtor agrees from time to time to deliver to the Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with such Debtor's warranty of the genuineness thereof, and reports stating the book value of its Inventory by major category and location), in each case as the Agent may reasonably request, and (ii) the Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may reasonably require in connection therewith.

                   (j) Each Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor and affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any applicable orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

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                   (k) As of the date of this Agreement, no Debtor has invoiced
         Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than its name set forth on its signature page to this Agreement or as otherwise set forth on Schedule B hereto. Each Debtor agrees it will not change its name or transact business under any other trade name, in each case without first giving the Agent 30 days' prior written notice of its intent to do so.

                   (l) Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, (i) executing such financing statements, assignments or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC, and
         (ii) executing such patent, trademark, and copyright security agreements as the Agent may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Debtor wherever the Agent reasonably deems necessary or desirable to perfect or protect the security interest granted hereby. The Agent shall provide copies of such filings to the applicable Debtor, provided the failure to give such notice shall not affect the validity or enforceability of the relevant filing. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent reasonably deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent in the Collateral under the law of such other jurisdiction.

                   (m) Upon failure of a Debtor to perform any of the covenants and agreements herein contained and the expiration of any applicable grace period under Section 8.1 of the Credit Agreement, the Agent may, at its option, perform the same as the Agent may reasonably deem necessary or appropriate to preserve, protect and enforce the Agent's security interest in the Collateral or its right under this Agreement and in so doing may expend such sums as the Agent reasonably deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by such Debtor immediately, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Margin as set forth in the Credit Agreement with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so

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          determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge (which judgment shall be reasonably exercised) of whether the relevant Debtor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with the Agent for the amount of such sums and amounts so expended.

          Section 4. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each of its Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each of its Receivable is valid and existing and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered by such Debtor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by such Debtor to, the account debtor named therein; that no such Receivable is evidenced by any instrument or chattel paper unless such instrument or chattel paper has theretofore been endorsed by such Debtor and delivered to the Agent (except to the extent the aggregate unpaid amount of such instruments and chattel paper not so endorsed and delivered is less than $5,000,000 at any one time outstanding); and that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose. If any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, after the occurrence and during the continuance of any Event of Default, the relevant Debtor agrees to notify the Agent and, at the request of the Agent or the Required Banks, execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar statute relating to the assignment of such Receivables.

          (b) Unless and until an Event of Default hereunder occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the relevant Debtor in the ordinary course of its business as presently conducted in accordance with
Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default hereunder, such merchandise and other goods shall be set aside at the request of the Agent and held by such Debtor as trustee for the Agent and the Lenders and shall remain part of the Collateral. Unless and until an Event of Default hereunder occurs and is continuing, the relevant Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on

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terms which such Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, each Debtor shall notify the Agent promptly of all returns and recoveries and, on the Agent's request, deliver any such merchandise or other goods to the Agent. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Agent or the Lenders hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor other than on normal trade terms in the ordinary course of business as presently conducted without the Agent's consent. The Agent may, at all times upon the occurrence and during the continuation of any Event of Default hereunder, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

         Section 5. Collection of Receivables. (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in the ordinary course of its business including any transaction not prohibited by the Credit Agreement, and otherwise subject to the terms hereof.

         (b) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, in the event the Agent requests any Debtor to do so:

                   (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with the Agent; and/or

                  (ii) such Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of the Agent and which are maintained at post offices selected by the Agent.

         (c) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem reasonably necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "Depositary Banks" and individually a "Depositary Bank"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. The Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made daily in such amounts, in such manner and order as the Agent may from time to time in its discretion determine. The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Debtor maintained with the Agent, together with interest thereon at the rate applicable to Base Rate Portions of the Revolving Credit Loans. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as the Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. The Agent and the Lenders shall have no liability or responsibility to any Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

         Section 6. Special Provisions Re: Inventory. (a) Each Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition.

         (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

         (c) As of the time any Inventory of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory; and that all of such Inventory is located at a location set forth pursuant to Section 3(b) hereof. Each Debtor warrants and agrees that no material part of its Inventory is or will be consigned to any other person or entity without the Agent's prior written consent.

          (d) If any of the Inventory having an aggregate value in excess of $5,000,000 is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

          Section 7. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full power to sign such Debtor's name on verifications of accounts and other Collateral; to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Debtor could itself do; to endorse such Debtor's name on any assignments, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder on behalf of such Debtor without notice thereof to any Debtor (and The Agent agrees to provide the relevant Debtor notice and copies of any such filing after it is made pursuant to this provision, provided the failure to give such notice shall not affect the validity or enforceability of the relevant filing). The foregoing powers of attorney, being coupled with an interest, are irrevocable until this Agreement shall have terminated in accordance with
Section 10 hereof; provided, however, that the Agent agrees, as a personal covenant to the relevant Debtor, not to exercise the powers of attorney set forth in this Section unless an Event of Default has occurred and is continuing.

          Section 8. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

          (b) Upon the occurrence and during the continuation of any Event of Default (i) the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and (ii) further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 12(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

         (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right to exercise any and all rights with respect to deposit accounts of each Debtor maintained with the Agent or any Lender, including, without limitation, the right to collect, withdraw and receive all amounts due under each such deposit account. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

         (d) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value.

          (e) Without in any way limiting the foregoing, each Debtor hereby grants to the Agent for the benefit of the Lenders a royalty-free non-exclusive irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent on all or any part of the Collateral to the extent permitted by law and the applicable license or other intellectual property agreement. The license and right granted the Agent hereby shall be without any royalty or fee or charge whatsoever.

          (f) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed in accordance with Section 12.1 of the Credit Agreement and then only to the extent specifically stated. Neither the Agent, nor any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is cured or waived in writing by the Lenders or the Required Banks, as the case may be, in accordance with the Credit Agreement.

          Section 9. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of Section
3.5 of the Credit Agreement. The Debtors shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Company, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

          Section 10. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until (i) the commitments of the Lenders to extend credit to or for the account of the Company under the Credit Agreement have expired or otherwise terminated and all of the Obligations, both for principal and interest then due and payable, have been fully paid and satisfied, or (ii) the lien and security interests shall have terminated pursuant to Section 1.8(b) of the Credit Agreement. Upon such termination of this

Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder and deliver termination of all financing statements.

          Section 11. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

          Section 12. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent, the Lenders and their successors and permitted assigns; provided, however, that no party hereto may assign its rights or delegate its duties hereunder except as provided in Sections 10.13, 12.10, 12.16 and 12.17 of the Credit Agreement. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

         (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to such Debtor in accordance with Section 12.7 of the Credit Agreement, or if to the Agent or any Lender, when given to such party in accordance with Section 12.7 of the Credit Agreement.

         (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Lenders.

         (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

         (e) The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Borrowers arising under or otherwise relating to the Credit Agreement as well as for any of the other Obligations. No application of any sums received by the Lenders in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until this Agreement shall have terminated in accordance with Section 10 hereof. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Lenders or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor. The lien and security interest hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Lenders may at their discretion at any time grant credit to the Borrowers without notice to the other Debtors in such amounts and on such terms as the Lenders may elect (all of such to constitute additional Obligations) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Agent and the Lenders hereunder and under applicable law, there shall be no obligation on the part of the Agent, any Lender or any other holder of any Obligations at any time to first resort for payment to the Borrowers or to any other Debtor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Agent and the Lenders shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

         (f) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (g) Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH DEBTOR, THE AGENT, AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered in Chicago, Illinois as of the date first above written.

                                  "DEBTORS"


                                  SEMINIS, INC.



                                  By
                                     Its
                                        ----------------------------------------

                                  Address:
                                         2700 Camino del Sol
                                         Oxnard, California  93030-7967
                                         Attention:
                                                   -----------------------------


                                         SEMINIS VEGETABLE SEEDS, INC.



                                  By
                                     Its
                                        ----------------------------------------

                                  Address:
                                         2700 Camino del Sol
                                         Oxnard, California  93030-7967
                                         Attention:
                                                   -----------------------------

         Accepted and agreed to in Chicago, Illinois as of the date first above written.


                                    HARRIS TRUST AND SAVINGS BANK,
                                         as Agent as aforesaid for the Lenders



                                    By
                                       Its  Vice President

                                    Address:
                                           111 West Monroe Street
                                           P.O. Box 755
                                           Chicago, Illinois  60690
                                           Attention:  Agribusiness Division

                                   SCHEDULE A

                                    LOCATIONS

1.            Seminis, Inc.

              Federal Tax I.D. Number:  36-0769130

              Chief Executive Office:          2700 Camino del Sol
                                               Ventura County
                                               Oxnard, California  93030-7967


              Additional Collateral Locations:  None

2.            Seminis Vegetable Seeds, Inc.

              Federal Tax I.D. Number:  95-2252858

              Chief Executive Office:        2700 Camino del Sol
                                             Ventura County
                                             Oxnard, California  93030-7967
Additional Collateral Locations:

                     LOCATION OF PROPERTY               CITY               ST      COUNTY

  1     2896 E. Hwy 95                                 Yuma                AZ     Yuma
  2.    3832 E. 24th Place                             Yuma                AZ     Yuma
  3.    #1 Peto Rd (Corner of Peto & Theatre Rd)       Williams            CA     Colusa
  4.    803 Main St./                                  El Centro           CA     Imperial
        75 S. Evan Hewes Hwy
  5.    13720 Rock Pile Road                           Arvin               CA     Kern
  6.    Fwy 101 So.(425 Alta St)                       Gonzales            CA     Monterey
  7.    1081-A Harkins Rd.                             Salinas             CA     Monterey
  8.    124-A Griffin St.                              Salinas             CA     Monterey

  9.    2700 Camino del Sol                            Oxnard              CA     Ventura/Comb
 10.    1905 Lirio Ave                                 Saticoy             CA     Ventura
 11.    910 Duncan RD                                  San Juan Bautista   CA     San Benito
 12.    500 Lucy Brown Lane                            San Juan Bautista   CA     San Benito


                     LOCATION OF PROPERTY               CITY               ST      COUNTY

 13.    650 Leanna Drive                               Arroyo Grande       CA     San Luis Obispo
 14.    37437 State Highway 16                         Woodland            CA     Yolo
 15.    3065 Pacheco Pass Highway                      Gilroy              CA     Santa Clara
 16.    810 SW 1st  Street                             Homestead           FL     Dade
 17.    8200 Immokalee Road - sold 1/99                Naples              FL     Collier
 18.    1402 Rail Head Blvd.                           Naples              FL     Collier
 19.    5884 State Rd, 29 North                        Felda               FL     Hendry
 20.    1282 SW Pelican Circle                         Palm City           FL     Martin
 21.    4420 A Banker's Circle                         Doraville           GA     Dekalb
 22.    432 TYTY Omega RD                              Tifton              GA     Tift
 23.    10721 Scotch Pine RD                           Payette             ID     Payette
 24.    1 Mile E. Filer on Highway #30                 Twin Falls          ID     Twin Falls
 25.    529 North Street                               Filer               ID     Twin Falls
 26.    1811 East Florida Street                       Nampa               ID     Canyon
 27.    22479 Fargo Road                               Wilder              ID     Canyon
 28.    1740 East Oak RD                               Vineland            NJ     Cumberland
 29.    291 Telegraph Rd                               Alloway             NJ     Salem
 30.    4515 Opitz Road                                Berino              NM     Dona Ana
 31.    5271 North Flat Street                         Hall                NY     Ontario
 32.    E State Highway 83                             Weslaco             TX     Hidalgo
 33.    2 Mile N493 1/4 mile W of Sioux Rd             Donna               TX     Hidalgo
        Block 12 (where La Blance Rd ends)             Donna               TX     Hidalgo
 34.    723 Central Avenue South                       Quincy              WA     Grant
 35.    115 East First North                           Warden              WA     Grant
 36.    1669 La Conner-Whitney Rd                      Mt Vernon           WA     Skagit
 37.    7202 Portage Rd                                DeForest            WI     Dane

                                   SCHEDULE B


                                   TRADE NAMES


                                               TRADE NAMES OF
           NAME OF DEBTOR                        SUCH DEBTOR

Seminis, Inc.                                     Seminis

Seminis Vegetable Seeds, Inc.                     Petoseed
                                                  Genecorp
                                                  Bruinsma
                                                  California